OPTIMUM FUND TRUST

Optimum Small Cap Growth Fund
Optimum Small Cap Value Fund
(each, a "Fund" and collectively, the "Funds")

Supplement to the Funds' Prospectuses and Statement of Additional Information
dated July 29, 2007

Important Notice Regarding Change in Investment Strategies

On September 20, 2007, the Board of Trustees of Optimum Fund Trust approved a change in the market capitalization range of the securities in which the Funds primarily invest from a focus on small-capitalization companies to a focus on small-capitalization and mid-capitalization companies. By adopting this change, the Funds' sub-advisers will have a larger universe of companies in which to invest pursuant to each sub-adviser's current investment style and strategy. In accordance with this change in market capitalization, the names of the Optimum Small Cap Growth Fund and the Optimum Small Cap Value Fund will be changed to the "Optimum Small-Mid Cap Growth Fund" and the "Optimum Small-Mid Cap Value Fund", respectively. In addition, the Funds' benchmarks will be changed from the Russell 2000® Growth Index and Russell 2000® Value Index to the Russell 2500® Growth Index and Russell 2500® Value Index, respectively. These changes will become effective on January 1, 2008.

As of January 1, 2008, all references to "Optimum Small Cap Growth Fund" in the Funds' Prospectuses and Statement of Additional Information are hereby replaced with "Optimum Small-Mid Cap Growth Fund." As of January 1, 2008, all references to "Optimum Small Cap Value Fund" in the Funds' Prospectuses and Statement of Additional Information are hereby replaced with "Optimum Small-Mid Cap Value Fund."

With respect to the Optimum Small Cap Growth Fund, as of January 1, 2008, the following replaces the first paragraph of the section entitled, "What are the Fund's main investment strategies?" on page 6 of the Funds' Prospectuses:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small and mid-market capitalization companies ("80% policy"). This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, small market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets their respective definition above after purchase continue to be considered either a small- or mid-capitalization company, as applicable, for purposes of this 80% policy.

With respect to the Optimum Small Cap Growth Fund, as of January 1, 2008, the following replaces the "Small Capitalization Risk" disclosure under the section entitled, "What are the main risks of investing in the Fund?" on page 7 of the Funds' Prospectuses:

Small- and Mid-Market Capitalization Companies Risk - Risk is greater for investments in small-and mid-market capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Consequently, the prices of smaller company stocks tend to rise and fall in value more frequently than the stocks of larger companies.

With respect to the Optimum Small Cap Value Fund, as of January 1, 2008, the following replaces the first paragraph of the section entitled, "What are the Fund's main investment strategies?" on page 8 of the Funds' Prospectuses:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small and mid-market capitalization companies ("80% policy"). This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, small market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Value Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Value Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets their respective definition above after purchase continue to be considered either a small- or mid-capitalization company, as applicable, for purposes of this 80% policy.

With respect to the Optimum Small Cap Value Fund, as of January 1, 2008, the following replaces the "Small Capitalization Risk" disclosure under the section entitled "What are the main risks of investing in the Fund?" on page 9 of the Funds' Prospectuses:

Small- and Mid-Market Capitalization Companies Risk - Risk is greater for investments in small-and mid-market capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Consequently, the prices of smaller company stocks tend to rise and fall in value more frequently than the stocks of larger companies.

In addition, as of January 1, 2008, the "Small Capitalization Risk" disclosure under the section entitled, "More information about the Funds' risks" on page 26 of the Funds' Class A, B, and C Prospectus and page 25 of the Funds' Institutional Prospectus is replaced with the following:

Small- and Mid-Market Capitalization Companies Risk - Risk is greater for investments in small- and mid-market capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Their managements may lack depth and experience. Smaller companies also may have narrower product lines and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small- and mid-market capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of smaller company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Investments in small- and mid-market capitalization companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates. Additionally, many small-capitalization stocks trade less frequently and in smaller volume than exchange-listed stocks. Some small-capitalization companies may be unseasoned companies that have been in operation less than three years, including operation of any predecessors. Their securities may have limited liquidity and their prices may be very volatile.

These changes will become effective on January 1, 2008.

Please keep this Supplement for future reference.

This Supplement is dated October 17, 2007.